Exhibit 23 h(xii) under Form N-1A
                                         Exhibit 10 under Item 601/Reg. S-K

                                                        Dated:  May 1, 2002
                                               Amended as of April 30, 2004

                                SCHEDULE A

                                  TO THE
                         FUND ACCOUNTING AGREEMENT
                                  BETWEEN
                         HUNTINGTON NATIONAL BANK
                                    AND
                      BISYS FUND SERVICES OHIO, INC.



FUND NAME                                      CLASSES OF SHARES

Huntington Money Market Fund                   Trust, Investment A,
                                               Investment B, Interfund
Huntington Ohio Muni Money Market Fund         Trust, Investment A
Huntington U. S. Treasury Money Market Fund    Trust, Investment A
Huntington Florida Tax-Free Money Fund         Trust, Investment A
Huntington Growth Fund                         Trust, Investment A,
                                               Investment B
Huntington Income Equity Fund                  Trust, Investment A,
                   Investment B
Huntington Rotating Markets Fund               Trust, Investment A
Huntington Dividend Capture Fund               Trust, Investment A,
                   Investment B
Huntington International Equity Fund           Trust, Investment A,
                   Investment B
Huntington Mid Corp America Fund               Trust, Investment A,
                   Investment B
Huntington New Economy Fund                    Trust, Investment A,
                   Investment B
Huntington Mortgage Securities Fund            Trust, Investment A,
                                               Investment B
Huntington Ohio Tax-Free Fund                  Trust, Investment A,
                                               Investment B
Huntington Michigan Tax-Free Fund              Trust, Investment A,
                                               Investment B
Huntington Fixed Income Securities Fund        Trust, Investment A,
                   Investment B
Huntington Intermediate Government Income Fund Trust, Investment A,
                                               Investment B
Huntington Short/Intermediate Fixed Income
  Securities Fund  Trust, Investment A,
                   Investment B
Huntington Situs Small Cap Fund                Trust, Investment A,
                                               Investment B
Huntington Macro 100 Fund                      Trust, Investment A,
                                               Investment B
Huntington VA Rotating Markets Fund
Huntington VA New Equity Fund
Huntington VA Mid Corp America Fund
Huntington VA Dividend Capture Fund
Huntington VA Income Equity Fund
Huntington VA Growth Fund
Huntington VA Macro 100 Fund
Huntington VA International Equity Fund
Huntington VA Mortgage Securities Fund
Huntington VA Situs Small Cap Fund